Exhibit 99.1 Driven Brands Announces Closing of Sale of International Car Wash Business CHARLOTTE, N.C., (BUSINESS WIRE) January 27, 2026 -- Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or the “Company”) today announced the completion of the sale of IMO, its international car wash business, to Franchise Equity Partners. “The completion of this transaction is a strategic milestone for Driven Brands, sharpening our focus on what we do best — scaling our industry-leading Take 5 business and driving consistent cash generation from our franchise brands,” said Danny Rivera, President and Chief Executive Officer. “I want to thank everyone involved for their hard work in closing the transaction. This divestiture simplifies our portfolio, strengthens our balance sheet, and further positions Driven Brands to generate value for shareholders.” Under the terms of the agreement, Franchise Equity Partners paid Driven Brands total aggregate consideration of approximately € 411 million. Cash proceeds from the transaction will primarily be used to pay down debt. The Company plans to report the results of the Car Wash segment as discontinued operations beginning in the fourth quarter of 2025. Auto Glass Now, currently reported in the Corporate & Other segment, will be reported as a stand-alone segment beginning in the fourth quarter of 2025. In addition, the Company expects to furnish a Form 8-K with the Securities and Exchange Commission in mid-February to provide unaudited historical recast quarterly financial operating results for the first three quarters of fiscal 2025, reflecting the Company’s updated segment reporting structure resulting from the completed disposition of its international car wash business. Advisors Rothschild & Co. served as financial advisor to Driven Brands. About Driven Brands Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive services, including paint, collision, glass, vehicle repair, oil change and maintenance. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, Auto Glass Now®, and CARSTAR®. Driven Brands has approximately 4,200 locations across North America, and services tens of millions of vehicles annually. Driven Brands’ network generates approximately $1.8 billion in annual revenue from approximately $6.1 billion in system-wide sales.

Exhibit 99.1 Disclosure Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) potential post-closing obligations and liabilities; (ii) our strategy, outlook and growth prospects; (iii) our operational and financial targets; (iv) general economic trends and trends in the industry and markets; and (v) the competitive environment in which we operate. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward- looking statements. Contacts Shareholder/Analyst inquiries: Steve Alexander stephen.alexander@drivenbrands.com (972) 467-6180 Media inquiries: Taylor Blanchard taylor.blanchard@drivenbrands.com (704) 644-8129